EXHIBIT 4.02



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               PUBLIC SERVICE COMPANY OF OKLAHOMA

                               to

            LIBERTY BANK AND TRUST COMPANY OF TULSA,
                      NATIONAL ASSOCIATION,
                              as Trustee




                     _________________________




                  First Supplemental Indenture
                  Dated as of February 1, 1996



                 Supplemental to the Indenture
                  dated as of February 1, 1996


              Establishing a series of Securities
             designated Medium-Term Notes, Series A









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     FIRST SUPPLEMENTAL INDENTURE, dated as of February 1, 1996
(herein called the "First Supplemental Indenture"), between Public Service Company of Oklahoma, a corporation duly organized and existing under the laws of Oklahoma (hereinafter called the "Company") and Liberty Bank and Trust Company of Tulsa, National Association, as Trustee under the Original Indenture referred to below (hereinafter called the "Trustee").

                          WITNESSETH:

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of February 1, 1996 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

     WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture;

     WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of up to $75,000,000 to be designated the "Medium-Term Notes, Series A" (the "Senior Notes"), and all action on the part of the Company necessary to authorize the issuance of the Senior Notes under the Original Indenture and this First Supplemental Indenture has been duly taken; and

     WHEREAS, all acts and things necessary to make the Senior Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this First Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

        That in consideration of the premises and of the acceptance and purchase of the Senior Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Senior Notes, as follows:


                          ARTICLE ONE

                          Definitions

     The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Senior Notes attached hereto as Exhibit A and Exhibit B.


                          ARTICLE TWO

     Terms and Issuance of the Medium-Term Notes, Series A

     Section 201. Issue of Senior Notes. A series of Securities which shall be designated the "Medium-Term Notes, Series A" shall be executed, authenticated and delivered from time to time in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture and this First Supplemental Indenture (including the form of Certificated Senior Note set forth in Exhibit A and the form of Global Senior Note set forth in Exhibit B hereto). The aggregate principal amount of the Senior Notes which may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $75,000,000.

     Section 202. Form of Senior Notes; Incorporation of Terms. The form of the Senior Notes shall be (i) substantially in the form of Exhibit A attached hereto if the Company advises the Trustee that the Senior Notes are not to be issued as Global Securities at the time that the Company transmits to the Trustee settlement information relating to the Senior Notes as contemplated by the Administrative Procedures referred to in the Distribution Agreement, dated February 26, 1996, among the Company and Smith Barney Inc. and Morgan Stanley & Co. Incorporated or (ii) substantially in the form of Exhibit B attached hereto if the Company does not so notify the Trustee. The Senior Notes shall be registered in such names, shall be in such amounts and shall have such Original Issue Dates, Interest Rates, Maturity Dates, Redemption Dates, if any, Initial Redemption Percentages, if any, and Annual Redemption Percentage Reductions, if any, as are communicated by the Company to the Trustee in accordance with such Administrative Procedures. The terms of such Senior Notes are herein incorporated by reference and are part of this First Supplemental Indenture.

     Section 203.  Depositary for Global Securities.  The
Depositary for any Global Securities of the series of which this Security is a part shall be The Depository Trust Company in The
City of New York.

     Section 204.  Limitation on Liens.  The covenant provided by
Section 1007 of the Original Indenture shall be applicable to the Senior Notes.

     Section 205. Place of Payment. The Place of Payment in respect of the Senior Notes will be at the principal office or agency of the Company in the City of New York, State of New York or at the principal office or place of business of the Trustee or its successor in trust under the Indenture, which, at the date hereof, is located at 15 East Fifth Street, Tulsa, Oklahoma.

     Section 206.  The related series of Senior Note Mortgage
Bonds for the Senior Notes shall be the Company's First Mortgage
Bonds, Series X.


                         ARTICLE THREE

                         Miscellaneous

     Section 301. Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

     Section 302. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     Section 303. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 304. Successors and Assigns. All covenants and agreements by the Company in this First Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

     Section 305. Separability Clause. In case any provision in this First Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 306. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Senior Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

     Section 307.  Execution and Counterparts.  This First
Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[SEAL]
                                   PUBLIC SERVICE COMPANY OF
OKLAHOMA

                                   By________________________
                                     Name:
                                     Title:

Attest:


___________________
Name:                                   LIBERTY BANK AND TRUST COMPANY OF
Title:                                          TULSA, NATIONAL ASSOCIATION,
                                         As Trustee



[SEAL]
By___________________________
                                     Name:
                                     Title:
Attest:

_________________________
Name:
Title:


STATE OF NEW YORK }
                    :ss
COUNTY OF NEW YORK}



          On this ___ day of February, 1996, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is a ______________ of Public Service Company of Oklahoma, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                   ____________________________





STATE OF NEW YORK }
                    :ss
COUNTY OF NEW YORK}



          On this ___ day of February, 1996, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is a ______________ of Liberty Bank and Trust Company of Tulsa, National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                   ____________________________

                                                        EXHIBIT A

           [FORM OF FACE OF CERTIFICATED SENIOR NOTE]

               PUBLIC SERVICE COMPANY OF OKLAHOMA

                   MEDIUM-TERM NOTE, SERIES A

CUSIP No. ____
No. __________                               $__________

          PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________________, or registered assigns, the principal sum of ________________________ Dollars on
_________________________________ (the "Maturity Date") [(except to the extent redeemed prior to the Maturity Date)], and to pay interest thereon from ________ (the "Original Issue Date"), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and __________ in each year (each, an "Interest Payment Date") and at the Maturity Date [(or any Redemption Date as defined on the reverse hereof)], commencing on the first Interest Payment Date succeeding the Original Issue Date of this Security (unless the Original Issue Date is after the Regular Record Date (as defined below) and before the immediately following Interest Payment Date, in which case interest payments will commence on the next succeeding Interest Payment Date), at _____% (the "Interest Rate"), until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture, at the Interest Rate on any overdue principal and premium, if any, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or _________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date [(or any Redemption Date)] will be payable to the Person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of, interest and premium, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in __________________, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF
THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER
PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET
FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


[Seal]                        PUBLIC SERVICE COMPANY OF OKLAHOMA


                         By______________________________________
                           Name:
                           Title:



            TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                              LIBERTY BANK AND TRUST COMPANY OF TULSA,
                              NATIONAL ASSOCIATION,
                                as Trustee


                              By________________________________
                                Authorized Officer

         [FORM OF REVERSE OF CERTIFICATED SENIOR NOTE]

               PUBLIC SERVICE COMPANY OF OKLAHOMA

                   MEDIUM-TERM NOTE, SERIES A

          This Security is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1996, as supplemented by a First Supplemental Indenture, dated as of February 1, 1996 (herein collectively called the "Indenture"), between the Company and Liberty Bank and Trust Company of Tulsa, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $75,000,000.
The individual Securities of this series may bear different original issue dates, maturity dates and interest rates and may vary in such other ways as are provided in the Indenture.

          Interest payments for this Security will be computed and paid on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day.

          Prior to the Release Date (as hereinafter defined), the Securities of this series will be secured by first mortgage bonds (the "Senior Note Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Securities, issued under the Indenture, dated July 1, 1945, by and between the Company and Liberty Bank and Trust Company of Tulsa, National Association (successor solely by change of corporate name to The First National Bank and Trust Company of Tulsa) (the "First Mortgage Trustee"), as supplemented and modified (the "First Mortgage Indenture") pursuant to the Supplemental Indenture dated February 1, 1996. Reference is made to the First Mortgage Indenture and the Indenture for a description of property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the first mortgage bonds under the First Mortgage Indenture and of the First Mortgage Trustee in respect thereof, the duties and immunities of the First Mortgage Trustee and the terms and conditions upon which the Senior Note Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

          FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN SENIOR NOTE MORTGAGE BONDS) ISSUED UNDER THE FIRST MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE BONDS "DEEMED TO BE PAID" WITHIN THE MEANING OF THAT TERM AS USED IN ARTICLE XII OF THE FIRST MORTGAGE INDENTURE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE SENIOR NOTE MORTGAGE BONDS SHALL, AT THE OPTION OF THE COMPANY, CEASE TO SECURE THE SECURITIES OF THIS SERIES IN ANY MANNER. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF SENIOR NOTE MORTGAGE BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF SECURITIES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH SENIOR NOTE MORTGAGE BONDS.


          [If applicable, insert -- This security is not subject to redemption prior to maturity.] [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, [if applicable, insert -- (1) on __________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ___________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

          If redeemed [on or before _____________, ___%, and if redeemed] during the 12-month period beginning ___________, of the years indicated:

                    Redemption               Redemption
          Year        Price        Year        Price



and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, (1) on ____________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

          If redeemed during the 12-month period beginning ______________ of the years indicated:

                    Redemption Price
                     For Redemption          Redemption Price For
                    Through Operation        Redemption Otherwise
                        of the               Than Through Operation
          Year        Sinking Fund            of the Sinking Fund



and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to _________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

          [The sinking fund for this series provides for the redemption on _________ in each year beginning with the year ____ and ending with the year ____ of [not less than] __________ [("mandatory sinking fund") and, at the option of the Company, not more than __________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the order in which they become due.]]

          [In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Senior Note Mortgage Bonds as provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series (the "Acceleration Amount") may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Senior Note Mortgage Bonds as provided in the Indenture. In case of a declaration of acceleration on or before ________, __ or on _____________ in any year, the Acceleration Amount per ______ principal amount at Stated Maturity of the Securities shall be equal to the amount set forth in respect of such date below:

                                            Acceleration
                                               Amount
                                            per _______
                                          principal amount
        Date of declaration              at Stated Maturity



and in case of a declaration of acceleration on any other date, the Acceleration Amount shall be equal to the Acceleration Amount as of the next preceding date set forth in the table above, plus accrued original issue discount (computed in accordance with the method used for calculating the amount of original issue discount that accrues for Federal income tax purposes) from such next preceding date to the date of declaration at the yield to maturity. For the purpose of this computation the yield to maturity is ___%. Upon payment (i) of the Acceleration Amount so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                                                        EXHIBIT B

              [FORM OF FACE OF GLOBAL SENIOR NOTE]

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

          UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, OR ANY DEFINITIVE NOTE IS ISSUED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


               PUBLIC SERVICE COMPANY OF OKLAHOMA

                   MEDIUM-TERM NOTE, SERIES A

CUSIP No. ____
No. __________                               $__________

          PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________________, or registered assigns, the principal sum of ________________________ Dollars on
_________________________________ (the "Maturity Date") [(except to the extent redeemed prior to the Maturity Date)], and to pay interest thereon from ________ (the "Original Issue Date"), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and __________ in each year (each, an "Interest Payment Date") and at the Maturity Date [(or any Redemption Date as defined on the reverse hereof)], commencing on the first Interest Payment Date succeeding the Original Issue Date of this Security (unless the Original Issue Date is after [the Regular Record Date (as defined below)] and before the immediately following [Interest Payment Date], in which case interest payments will commence on the next succeeding [Interest Payment Date]), at _____% (the "Interest Rate"), until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture, at the Interest Rate on any overdue principal and premium, if any, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or _________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date [(or any Redemption Date)] will be payable to the Person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in __________________, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF
THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER
PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET
FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


[Seal]                        PUBLIC SERVICE COMPANY OF OKLAHOMA


                         By______________________________________
                           Name:
                           Title:



            TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                              LIBERTY BANK AND TRUST COMPANY OF TULSA,
                              NATIONAL ASSOCIATION,
                                as Trustee


                              By________________________________
                                Authorized Officer

            [FORM OF REVERSE OF GLOBAL SENIOR NOTE]

               PUBLIC SERVICE COMPANY OF OKLAHOMA

                   MEDIUM-TERM NOTE, SERIES A

          This Security is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1996, as supplemented by a First Supplemental Indenture, dated as of February 1, 1996 (herein collectively called the "Indenture"), between the Company and Liberty Bank and Trust Company of Tulsa, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $75,000,000.
The individual Securities of this series may bear different original issue dates, maturity dates and interest rates and may vary in such other ways as are provided in the Indenture.

          Interest payments for this Security will be computed and paid on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day.

          Prior to the Release Date (as hereinafter defined), the Securities of this series will be secured by first mortgage bonds (the "Senior Note Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Securities, issued under the Indenture, dated July 1, 1945, by and between the Company and Liberty Bank and Trust Company of Tulsa, National Association (successor solely by change of corporate name to The First National Bank and Trust Company of Tulsa) (the "First Mortgage Trustee"), as supplemented and modified (the "First Mortgage Indenture") pursuant to the Supplemental Indenture dated February 1, 1996. Reference is made to the First Mortgage Indenture and the Indenture for a description of property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the first mortgage bonds under the First Mortgage Indenture and of the First Mortgage Trustee in respect thereof, the duties and immunities of the First Mortgage Trustee and the terms and conditions upon which the Senior Note Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

          FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN SENIOR NOTE MORTGAGE BONDS) ISSUED UNDER THE FIRST MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE BONDS "DEEMED TO BE PAID" WITHIN THE MEANING OF THAT TERM AS USED IN ARTICLE XII OF THE FIRST MORTGAGE INDENTURE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE SENIOR NOTE MORTGAGE BONDS SHALL, AT THE OPTION OF THE COMPANY, CEASE TO SECURE THE SECURITIES OF THIS SERIES IN ANY MANNER. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF SENIOR NOTE MORTGAGE BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF SECURITIES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH SENIOR NOTE MORTGAGE BONDS.


          [If applicable, insert -- This security is not subject to redemption prior to maturity.] [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, [if applicable, insert -- (1) on __________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ___________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

          If redeemed [on or before _____________, ___%, and if redeemed] during the 12-month period beginning ___________, of the years indicated:

                    Redemption               Redemption
          Year        Price        Year        Price



and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, (1) on ____________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

          If redeemed during the 12-month period beginning
______________ of the years indicated:

                    Redemption Price
                     For Redemption          Redemption Price For
                    Through Operation        Redemption Otherwise
                        of the               Than Through Operation
          Year        Sinking Fund            of the Sinking Fund



and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to _________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

          [The sinking fund for this series provides for the redemption on _________ in each year beginning with the year ____ and ending with the year ____ of [not less than] __________ [("mandatory sinking fund") and, at the option of the Company, not more than __________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the order in which they become due.]]

          [In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

          [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Senior Note Mortgage Bonds as provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series (the "Acceleration Amount") may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Senior Note Mortgage Bonds as provided in the Indenture. In case of a declaration of acceleration on or before ________, __ or on _____________ in any year, the Acceleration Amount per ______ principal amount at Stated Maturity of the Securities shall be equal to the amount set forth in respect of such date below:

                                            Acceleration
                                               Amount
                                            per _______
                                          principal amount
        Date of declaration              at Stated Maturity



and in case of a declaration of acceleration on any other date, the Acceleration Amount shall be equal to the Acceleration Amount as of the next preceding date set forth in the table above, plus accrued original issue discount (computed in accordance with the method used for calculating the amount of original issue discount that accrues for Federal income tax purposes) from such next preceding date to the date of declaration at the yield to maturity. For the purpose of this computation the yield to maturity is ___%. Upon payment (i) of the Acceleration Amount so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.